EXHIBIT (10)(iii)(29)

                                  AMENDMENT TO
                             CH ENERGY GROUP, INC.
              DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN
                                TRUST AGREEMENT

      WHEREAS, CH Energy Group, Inc. ("Energy Group") maintains the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan Trust Agreement (the "Trust"); and

      WHEREAS, Energy Group desires to amend the Trust to reflect certain contributions that will be made on behalf of eligible directors.

      NOW, THEREFORE, Energy Group hereby amends the Trust as set forth below, effective as of September 26, 2003.

      1. The first sentence of Section 3.1(b) of the Trust is amended in its entirety to read as follows:

            "The Company shall contribute to the Trust an amount equal to the amount deferred by each Participant for the Plan Year, Company Discretionary Contribution Amounts for the Plan Year and contributions credited to each Participant's Director Stock Account for the Plan Year."

      IN WITNESS WHEREOF the undersigned have executed this Amendment as of the date first written above.


                                    CH ENERGY GROUP, INC.


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                                    FIRST AMERICAN TRUST COMPANY


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